Exhibit 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Mar-05                                                          31-Mar-05

    Distribution Date:       BMW Vehicle Owner Trust 2002-A            Period #
    25-Apr-05                -------------------------------                 35


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    Balances
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
                                                                                   Initial                   Period End
         Receivables                                                        $1,401,763,032                 $193,536,250
         Reserve Account                                                       $14,017,630                  $10,513,223
         Yield Supplement Overcollateralization                                 $6,397,885                     $924,590
         Class A-1 Notes                                                      $311,000,000                           $0
         Class A-2 Notes                                                      $358,426,000                           $0
         Class A-3 Notes                                                      $446,779,000                           $0
         Class A-4 Notes                                                      $251,253,000                 $164,704,513
         Class B Notes                                                         $27,907,000                  $27,907,000

    Current Collection Period
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         Beginning Receivables Outstanding                                    $211,618,766
         Calculation of Total Distribution Amount
              Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                             $11,693,252
                   Receipts of Pre-Paid Principal                               $5,938,975
    E.             Liquidation Proceeds                                           $300,294
                   Principal Balance Allocable to Gross Charge-offs               $149,995
              Total Receipts of Principal                                      $18,082,517

              Interest Distribution Amount
                   Receipts of Interest                                         $1,261,481
                   Servicer Advances                                                $5,809
                   Reimbursement of Previous Servicer Advances                          $0
                   Accrued Interest on Purchased Receivables                            $0
                   Recoveries                                                      $41,437
                   Net Investment Earnings                                         $19,307
              Total Receipts of Interest                                        $1,328,035

              Release from Reserve Account                                              $0

         Total Distribution Amount                                             $19,260,556

         Ending Receivables Outstanding                                       $193,536,250

    Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                $1,970,922
         Current Period Servicer Advance                                            $5,809
         Current Reimbursement of Previous Servicer Advance                             $0
         Ending Period Unreimbursed Previous Servicer Advances                  $1,976,731

    Collection Account
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         Deposits to Collection Account                                        $19,260,556
         Withdrawals from Collection Account
              Servicing Fees                                                      $176,349
              Class A Noteholder Interest Distribution                            $679,032
              First Priority Principal Distribution                                     $0
              Class B Noteholder Interest Distribution                            $112,791
              Regular Principal Distribution                                   $17,994,700
              Reserve Account Deposit                                              $14,909
              Unpaid Trustee Fees                                                       $0
              Excess Funds Released to Depositor                                  $282,776
         Total Distributions from Collection Account                           $19,260,556


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    Excess Funds Released to the Depositor
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              Release from Reserve Account                                          $0
              Release from Collection Account                                 $282,776
         Total Excess Funds Released to the Depositor                         $282,776

    Note Distribution Account
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         Amount Deposited from the Collection Account                      $18,786,522
         Amount Deposited from the Reserve Account                                  $0
         Amount Paid to Noteholders                                        $18,786,522

    Distributions
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         Monthly Principal Distributable Amount                        Current Payment       Ending Balance    Per $1,000     Factor
         Class A-1 Notes                                                            $0                   $0         $0.00      0.00%
         Class A-2 Notes                                                            $0                   $0         $0.00      0.00%
         Class A-3 Notes                                                            $0                   $0         $0.00      0.00%
         Class A-4 Notes                                                   $17,994,700         $164,704,513        $71.62     65.55%
         Class B Notes                                                              $0          $27,907,000         $0.00    100.00%

         Interest Distributable Amount                                 Current Payment           Per $1,000
         Class A-1 Notes                                                            $0                $0.00
         Class A-2 Notes                                                            $0                $0.00
         Class A-3 Notes                                                            $0                $0.00
         Class A-4 Notes                                                      $679,032                $2.70
         Class B Notes                                                        $112,791                $4.04



    Carryover Shortfalls
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                                                                             Prior
                                                                      Period Carryover      Current Payment    Per $1,000
         Class A-1 Interest Carryover Shortfall                                     $0                   $0            $0
         Class A-2 Interest Carryover Shortfall                                     $0                   $0            $0
         Class A-3 Interest Carryover Shortfall                                     $0                   $0            $0
         Class A-4 Interest Carryover Shortfall                                     $0                   $0            $0
         Class B Interest Carryover Shortfall                                       $0                   $0            $0


    Receivables Data
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                                                                      Beginning Period        Ending Period
         Number of Contracts                                                    21,418               20,541
         Weighted Average Remaining Term                                         20.56                19.64
         Weighted Average Annual Percentage Rate                                 6.32%                6.32%

         Delinquencies Aging Profile End of Period                       Dollar Amount           Percentage
              Current                                                     $170,641,234               88.17%
              1-29 days                                                    $18,159,076                9.38%
              30-59 days                                                    $3,792,438                1.96%
              60-89 days                                                      $350,303                0.18%
              90-119 days                                                     $127,006                0.07%
              120+ days                                                       $466,192                0.24%
              Total                                                       $193,536,250              100.00%
              Delinquent Receivables +30 days past due                      $4,735,940                2.45%


         Write-offs
              Gross Principal Write-Offs for Current Period                   $149,995
              Recoveries for Current Period                                    $41,437
              Net Write-Offs for Current Period                               $108,558

              Cumulative Realized Losses                                    $7,237,616


         Repossessions                                                   Dollar Amount                Units
              Beginning Period Repossessed Receivables Balance                $783,436                   50
              Ending Period Repossessed Receivables Balance                   $567,656                   37
              Principal Balance of 90+ Day Repossessed Vehicles                $14,206                    1


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
    Yield Supplement Overcollateralization
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         Beginning Period Required Amount                                   $1,012,407
         Beginning Period Amount                                            $1,012,407
         Ending Period Required Amount                                        $924,590
         Current Period Release                                                $87,817
         Ending Period Amount                                                 $924,590
         Next Distribution Date Required Amount                               $840,999

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Required Amount                                  $10,513,223
         Beginning Period Amount                                           $10,498,314
         Net Investment Earnings                                               $19,307
         Current Period Deposit                                                $14,909
         Current Period Release to Collection Account                               $0
         Current Period Release to Depositor                                        $0
         Ending Period Required Amount                                     $10,513,223
         Ending Period Amount                                              $10,513,223

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